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                                                                  EXHIBIT 10.40



                                  DEMAND NOTE

$200,000.00                                                   December 28, 2000


FOR VALUE RECEIVED, Alliance Design Group promise(s) to pay to Hospital Affiliates Development Corporation the principal sum of Two Hundred Thousand Dollars ($200,000.00) and interest from 12/29/00 on the balance of principal remaining from time to time unpaid at the rate of nine and one half (9.5%) per cent per annum. Such principal sum and interest are to be payable on demand.

All such payments on account of the indebtedness evidenced by this Note shall be applied first to accrued and unpaid interest on the unpaid principal balance and the remainder to principal. Payments are to be made at Hospital Affiliates Development Corporation, 7101 Executive Center Drive, Brentwood, Tennessee 37027 or at such other place as the legal holder of this Note may from time to time in writing appoint.

And to secure the payment of said amount, the undersigned hereby authorizes, irrevocably, any attorney of any Court of Record to appear for the undersigned in such Court, in term time or vacation, at any time after maturity, and confess a judgement without process, in favor of the holder of this Note, for such amount as may appear to be unpaid thereon, together with reasonable costs of collection, including reasonable attorney's fees and to waive and release all errors which may intervene in any such proceedings, and consent to immediate execution upon such judgement, hereby ratifying and confirming all that said attorney may do virtue hereof.

At the option of the legal holder hereof and without notice, the principal sum remaining unpaid hereon, together with accrued interest thereon, shall become at once due and payable at the place of payment aforesaid in case default shall occur in the payment, when due, of any installment of principal or interest in accordance with the terms hereof.

All parties hereto severally waive presentment for payment, notice or dishonor, protest and notice of protest.


/s/  O.B. McCoin                   /s/  Robin P. Barksdale
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Alliance Design Group, LLC         Hospital Affiliates Development Corporation